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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported) May 6 , 1999


                    GMAC Commercial Mortgage Securities, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                   Delaware
             ------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)


         333-64963                                     23-2811925
--------------------------               --------------------------------------
 (Commission File Number)                 (I.R.S. Employer Identification No.)



      650 Dresher Road, Horsham, Pennsylvania                       19044
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      (Address of Principal Executive Offices)                    (Zip Code)


                                (215) 328-3164
        ---------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
        ---------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.     OTHER EVENTS.

            In June 1999, the Registrant will cause the issuance and sale of approximately $983,466,908 initial principal amount of various classes of Mortgage Pass-Through Certificates, Series 1999-C2 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of June 1, 1999, among the Registrant, GMAC Commercial Mortgage Corporation, as Servicer, and LaSalle Bank, National Association, as Trustee. In connection with the sale of certain classes of the Certificates to the public (the "Publicly Offered Certificates"), the Registrant has been advised by Donaldson, Lufkin & Jenrette Securities Corporation, Deutsche Bank Securities Inc. and Goldman, Sachs & Co., (together, the "Underwriters"), that the Underwriters have furnished to prospective investors certain written descriptions of the securities to be offered that set forth the name of the issuer, the size of the potential offering and miscellaneous similar items (the "Structural Term Sheets") with respect to the Publicly Offered Certificates following the effective date of Registration Statement No. 333-64963 but prior to the availability of a final Prospectus relating to the Publicly Offered Certificates. In connection with the sale of the Publicly Offered Certificates, the Registrant also has been informed by the Underwriters that the Underwriters have furnished to prospective investors certain descriptive information regarding the mortgage loans (the "Mortgage Loans") underlying the Certificates that set forth the number of Mortgage Loans, the principal balance of the Mortgage Loans, information regarding the mortgage rates thereon and miscellaneous similar items (the "Collateral Term Sheets") following the effective date of Registration Statement No. 333-64963 but prior to the availability of a final Prospectus relating to the Publicly Offered Certificates. The Structural Term Sheets and Collateral Term Sheets are being filed as an exhibit to this report.

            The Structural Term Sheets and the Collateral Term Sheets attached hereto have been provided by the Underwriters. The information in the Structural Term Sheets and Collateral Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Publicly Offered Certificates and by any other information subsequently filed with the Securities and Exchange Commission.



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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

      (a)   Financial Statements of Business Acquired

            Not applicable

      (b)   Pro Forma Financial Information

            Not applicable

      (c)   Exhibits.

            99.1 Structural Term Sheets and Collateral Term Sheets prepared by the Underwriters in connection with the sale of the Publicly Offered Certificates of the Registrant.

            99.2 Structural Term Sheet and Collateral Term Sheet prepared by the Underwriters in connection with the sale of the Publicly Offered Certificates of the Registrant.





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                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
                            (Registrant)




Dated: May 7, 1999          By:   /s/ David Lazarus
                               -----------------------
                               Name:  David Lazarus
                               Title: Vice President

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                               INDEX TO EXHIBITS



Exhibit
  No.       Document Description
  ---       --------------------

99.1 Structural Term Sheets and Collateral Term Sheets prepared by the Underwriters in connection with the sale of the Publicly Offered Certificates of the Registrant.

99.2 Structural Term Sheet and Collateral Term Sheet prepared by the Underwriters in connection with the sale of the Publicly Offered Certificates of the Registrant.




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